Fixed Assets, net & Advances for Vessels under Construction	12 Months Ended
Dec. 31, 2023
Fixed Assets, net & Advances for Vessels under Construction
Fixed Assets, net & Advances for Vessels under Construction

5. Fixed Assets, net & Advances for Vessels under Construction

Fixed assets, net consisted of the following (in thousands):

	Vessel	Accumulated	Net Book
	Costs	Depreciation	Value
As of January 1, 2021	$3,421,897	$(941,960)	$2,479,937
Additions	495,546	—	495,546
Depreciation	—	(113,832)	(113,832)
As of December 31, 2021	$3,917,443	$(1,055,792)	$2,861,651
Additions	4,580	—	4,580
Transfers from right-of-use assets and to vessel held for sale	79,179	(5,896)	73,283
Disposals	(97,306)	10,500	(86,806)
Depreciation	—	(131,214)	(131,214)
As of December 31, 2022	$3,903,896	$(1,182,402)	$2,721,494
Additions	154,334	—	154,334
Depreciation	—	(129,287)	(129,287)
As of December 31, 2023	$4,058,230	$(1,311,689)	$2,746,541

In July 2023, the Company reached an agreement to acquire 5 Capesize bulk carriers built in 2010 through 2012 that aggregate to 879,306 DWT for a total of $103.0 million. One of these vessels was delivered to the Company in September, three vessels in October 2023 and the remaining one in November 2023. Additionally, in September 2023, the Company entered into agreements to acquire 2 Capesize bulk carriers built in 2009 that aggregate to 351,765 DWT for a total of $36.6 million. These 2 vessels were delivered to the Company in November and December 2023. The estimated useful life of Capesize bulk carriers is 25 years from the year built.

On April 1, 2022, the Company entered into contracts, as amended on April 21, 2022, for the construction of four 8,000 TEU container vessels with expected vessels delivery in 2024. On March 11, 2022, the Company entered into contracts for the construction of two 7,100 TEU container vessels with expected vessels delivery in 2024. On April 28, 2023, the Company entered into contracts for the construction of two 6,000 TEU container vessels with expected vessels delivery in 2024 and 2025. On June 20, 2023, the Company entered into contracts for the construction of two 8,200 TEU container vessels with expected vessels delivery in 2026. The aggregate purchase price of the vessel construction contracts amounts to $834.9 million, out of which $88.9 million and $184.9 million was paid in the years ended December 31, 2023 and 2022, respectively.

The remaining contractual commitments under 10 vessel construction contracts are analyzed as follows as of December 31, 2023 (in thousands):

Payments due by period ended
December 31, 2024	$365,631
December 31, 2025	82,428
December 31, 2026	113,040
Total contractual commitments	$561,099

Additionally, a supervision fee of $850 thousand per newbuilding vessel (as amended on November 10, 2023 – refer to Note 11, “Related Parties Transactions”) will be payable to Danaos Shipping Company Limited (the “Manager”) over the construction period. Supervision fees totaling $3.0 million were charged by the Manager and capitalized to the vessels under construction in the year ended December 31, 2023 and none in the previous two years. Interest expense amounting to $17.4 million and $5.0 million was capitalized to the vessels under construction in the years ended December 31, 2023 and 2022, respectively.

5. Fixed Assets, net & Advances for Vessels under Construction (Continued)

On January 17, 2022, the Company entered into agreements to sell its vessels Catherine C and Leo C for an aggregate gross consideration of $130.0 million, resulting in a gain of $37.2 million in November 2022, when these vessels were delivered to their buyers. On December 23, 2022, the Company entered into an agreement to sell the vessel Amalia C for an aggregate gross consideration of $5.1 million, resulting in a gain of $1.6 million in January 2023, when it was delivered to its buyer. These gains are separately presented under “Gain on sale of vessels” in the Consolidated Statements of Income. All three vessels were sold for opportune prices. The vessel Amalia C was presented as held for sale under “Other current assets” and a $1.0 million advance payment received for sale of the vessel was presented under “Other current liabilities” as of December 31, 2022.

The Company assumed time charter liabilities related to its acquisition of vessels in the second half of 2021. The amortization of these assumed time charters amounted to $21.2 million, $56.7 million and $27.6 million for the years ended December 31, 2023 and 2022 and the period ended December 31, 2021, respectively, and is presented under “Operating revenues” in the Consolidated Statements of Income. The remaining unamortized amount of $4.5 million is presented under current “Unearned revenue” in the Consolidated Balance Sheet as of December 31, 2023 and is expected to be amortized into “Operating revenues” by April 2024.

As of December 31, 2023 and 2022, the Company concluded that events and circumstances triggered the existence of potential impairment for some of the Company’s container vessels. These indicators included volatility in the charter market and the vessels’ market values, as well as the potential impact the current marketplace may have on its future operations. As a result, the Company performed step one of the impairment assessment for some of the Company’s vessels by comparing the undiscounted projected net operating cash flows for each of these vessels to its carrying values. As of December 31, 2023 and 2022, the Company’s assessment concluded that step two of the impairment analysis was not required for any vessel, as the undiscounted projected net operating cash flows of all vessels exceeded the carrying value of the respective vessels. As of December 31, 2023 and 2022, no impairment loss was identified.

The residual value (estimated scrap value at the end of the vessels’ useful lives) of the fleet was estimated at $540.5 million and $487.3 million as of December 31, 2023 and December 31, 2022, respectively. The Company has calculated the residual value of the vessels taking into consideration the 10 year average and the 5 year average of the scrap. The Company has applied uniformly the scrap value of $300 per ton for all vessels. The Company believes that $300 per ton is a reasonable estimate of future scrap prices, taking into consideration the cyclical nature of future demand for scrap steel. Although the Company believes that the assumptions used to determine the scrap rate are reasonable and appropriate, such assumptions are highly subjective, in part, because of the cyclical nature of future demand for scrap steel.

On May 12, 2020, the Company refinanced the then existing leaseback obligation related to the vessels Hyundai Honour and Hyundai Respect with a new sale and leaseback arrangement with Oriental Fleet International Company Limited (“Oriental Fleet”) amounting to $139.1 million with a four year term, at the end of which the Company would reacquire these vessels. This arrangement did not qualify for a sale of the vessels and the net proceeds were recognized as a financial leaseback liability. In January 2023, the Company gave early termination notice to Oriental Fleet and fully repaid its outstanding leaseback obligation related to these two vessels on May 12, 2023. The early termination resulted in a loss of $2.3 million, which is presented under “Loss on debt extinguishment” in the Consolidated Statement of Income.

On April 12, 2021, the Company entered into a sale and leaseback arrangement with Oriental Fleet for the vessels CMA CGM Melisande, CMA CGM Attila, CMA CGM Tancredi, CMA CGM Bianca and CMA CGM Samson amounting to gross proceeds of $135.0 million with a five year term, at the end of which the Company will reacquire these vessels for an aggregate amount of $31.0 million or earlier, at the Company’s option, for a purchase price set forth in the agreement. This new arrangement did not qualify for a sale of the vessels and the net proceeds were recognized as a financial leaseback liability. This leaseback liability was early repaid in full on May 12, 2022.